Exhibit 99.1

Hadron Energy Aligns Valuation for Business Combination to $600M, Signaling Long Term Market Discipline After GigCapital7 Form S-4 Registration Statement Declared Effective

Revised previously announced Pro-Forma Equity Valuation of Hadron Energy to $600 Million Reflects Disciplined Market Alignment and Investor Responsiveness; Hadron Energy Completes approximately $7.5 Million in Pre-IPO Equity Round via bridge SAFE Notes with Full Conversion Protections Preserved; SEC Declared GigCapital7-Hadron Energy Form S-4 Registration Statement Effective on April 15, 2026; GigCapital7 Special Shareholders meeting to take place on May 7, 2026; Hadron Energy Continues to Advance Supplier Partnerships, Customer Pipeline, and Licensing Milestones

NEW YORK, NY – April 20, 2026 – Hadron Energy, Inc. (“Hadron” or the “Company”), a developer of advanced nuclear microreactor (MMR) technology, today announced two significant milestones on its path to becoming a publicly traded company to be listed on the Nasdaq Stock Market under the ticker symbol “HDRN.” First, Hadron and GigCapital7 have agreed to updated transaction terms reflecting a modified pro-forma equity valuation of Hadron of approximately $600 million to align with current public market conditions and the Company’s commitment to entering the public markets from a position of credibility and long-term strength. Second, the U.S. Securities and Exchange Commission (“SEC”) declared the Form S-4 registration statement of GigCapital7 Corp. (Nasdaq: GIG) (“GigCapital7”), for which the Company is a co-registrant, effective on April 15, 2026, enabling GigCapital7 to proceed with its special shareholders meeting to seek approval by its shareholders of the proposed business combination on May 7, 2026.

In connection with the updated transaction terms, Hadron also announced the successful completion of a $7.5 million pre-IPO equity financing round conducted via Simple Agreements for Future Equity (“SAFE”) notes. The round was anchored by a number of strategic investors with deep alignment to Hadron’s commercial and technology roadmap, reinforcing institutional confidence in the Company’s fundamentals and long-term trajectory ahead of its public listing.

A Market-Aligned Valuation Built for Strength, Not Sentiment

The advanced nuclear and small modular reactor sector has experienced a meaningful valuation recalibration since the market peak in Q4 2025. Publicly traded peers, including companies with NRC design approvals and multi-billion-dollar market capitalizations, have seen equity values decline from their late-2025 highs.

Rather than proceed with a transaction structure anchored to a prior market environment, Hadron and GigCapital7 have elected to proactively realign the transaction valuation of Hadron to reflect the objective realities of today’s capital markets. This decision is the product of extensive dialogue with a broad cross-section of institutional investors and strategic capital partners over the past four months of SAFE bridge and deSPAC PIPE funding roadshows.

“We are building Hadron for the long term, and that means making decisions that prioritize credibility over optics,” said Sam Gibson, Founder & CEO of Hadron Energy. “The advanced nuclear market has undergone a healthy and necessary value reset. We believe the right response is not to resist that reset but to lead through it. By entering the public markets at a valuation that reflects current conditions and an attractive entry point, we are sending a clear signal to investors: Hadron is fully attuned to market realities, disciplined in its capital planning, and focused on execution.”

The revised $600 million valuation of Hadron is designed to achieve three core objectives: first, to materially reduce redemption risk and maximize the cash available to the Company at close; second, to attract quality institutional capital that will serve as a foundation for the Company’s public float; and third, to position the Company for a credible, supported aftermarket that builds investor trust from day one.

GigCapital7 Reaffirms Commitment to Hadron and the Transaction

“With the Form S-4 now effective and a clear path to closing in front of us through the shareholders meeting that is scheduled for May 7, 2026, GigCapital7 holds its excitement of the opportunity to be part of the MMR industry and remains fully committed to Hadron through the deSPAC and in supporting the Company’s long-term success in the public markets,” said Dr. Avi Katz, Chairman & CEO of GigCapital7. “This valuation adjustment is a strategic decision that reflects our collective commitment to delivering a transaction that closes with strength, raises the capital the Company needs, and establishes a foundation of trust with long-term institutional investors. We are sure that proceeding to a final prospectus/proxy statement and realigning the valuation of Hadron in the same window sends a simple, decisive message to the market.”

SEC Declares Form S-4 Registration Statement Effective; Path to Nasdaq Listing Cleared

On April 15, 2026, the SEC declared GigCapital7’s Form S-4 registration statement, of which Hadron was a co-registrant, effective, completing a critical milestone in the path to closing the proposed business combination. GigCapital7 has commenced distribution of the final prospectus/proxy statement/prospectus to its shareholders in advance of the May 7, 2026 special meeting to vote on the proposed business combination.

“Filing and mailing the final prospectus/proxy statement to GigCapital7’s shareholders is a decisive moment,” said Sam Gibson, Founder & CEO of Hadron. “With the Form S-4 now effective, Hadron is positioned to complete its transition to the public markets on a known and executable timeline. Combined with our recalibrated valuation and continued commercial and technical progress, we are entering this final phase of the deSPAC process with clarity, momentum, and the full confidence of our partners and investors.”

$7.5 Million Pre-IPO Equity Round Reinforces Investor Confidence

Hadron’s successful completion of a $7.5 million equity financing via bridge SAFE notes demonstrates continued investor appetite for the Company’s differentiated position in the advanced nuclear market. The round was conducted alongside the ongoing deSPAC roadshow process and reflects investor conviction in Hadron’s technology, team, and go-to-market approach. The pre-IPO capital further strengthens Hadron’s balance sheet as it enters the public markets and provides near-term working capital to support continued commercial development, supplier engagement, and licensing activities.

Commercial and Technical Momentum Continues to Accelerate

The updated valuation reflects market conditions, not a change in the Company’s fundamentals or commercial trajectory. Hadron continues to advance across every dimension of its business, with significant recent milestones that underscore the strength and credibility of its technology and go-to-market strategy:

Supplier Ecosystem Development: In March 2026, Hadron announced a strategic collaboration with Paragon Energy Solutions, a Mirion Technologies Company, for the design, development, and implementation of the Instrumentation & Control (I&C) architecture for the Halo Micro-Modular Reactor (MMR). This collaboration encompasses safety and non-safety I&C platform integration, control logic development, human-machine interface support, and cybersecurity architecture representing a critical subsystem milestone on the path to commercial deployment. Paragon’s proven supply chain capability, backed by Mirion’s global nuclear technology platform, validates the manufacturability and commercial readiness of Hadron’s reactor design.

Customer Pipeline and Commercial Traction: Hadron has signed a non-binding Memorandum of Understanding with Smartland Energy, LLC, establishing a portfolio-scale framework for the potential deployment of the Halo MMR across up to five qualified Smartland behind-the-meter power projects over time. Smartland is developing approximately 150 MWe per project, with 12 projects targeted for completion by 2035, representing aggregate capacity demand of approximately 1.8 GWe. In connection with the MOU, Smartland made an initial strategic investment in Hadron, reflecting long-term conviction in the platform’s commercial viability.

Accelerating Market Demand: Industrial and digital infrastructure operators are facing unprecedented load growth, multi-year grid interconnection queues, and increasing urgency around reliable, on-site firm power. Behind-the-meter nuclear microreactors represent one of the most compelling solutions to this structural supply-demand imbalance. The U.S. Department of Energy and major hyperscale technology companies continue to signal strong support for advanced nuclear reactors deployment, and Hadron’s 10 MWe light-water Halo MMR is purpose-designed for this market—factory-fabricated, truck-transportable, and deployable on commercially relevant timelines.

Licensing and Regulatory Progress: Hadron continues to advance its regulatory engagement with the U.S. Nuclear Regulatory Commission (NRC) as it progresses toward licensing milestones for the Halo MMR. The Company’s light-water reactor design leverages the most mature, well-understood, and extensively regulated reactor technology in the world, supported by decades of operational data, an established fuel supply chain, and the deepest bench of regulatory precedent in the nuclear industry.

Transaction Overview

With the Form S-4 registration statement declared effective by the SEC on April 15, 2026, the business combination between Hadron Energy and GigCapital7 Corp. is expected to close in May, subject to remaining customary closing conditions, including approval by GigCapital7 shareholders at the upcoming special shareholders meeting and satisfaction of customary Nasdaq listing requirements. Upon closing, Hadron is expected to trade on the Nasdaq Stock Market under the ticker symbol “HDRN,” and is expected to be the first publicly traded company focused on light-water micro-modular reactor (MMR) technology.

The revised transaction reflects a pro-forma equity valuation Hadron of approximately $600 million and is structured to maximize net cash to the combined company at close, support a healthy public float, and position the stock for institutional ownership and long-term value creation.

About Hadron Energy, Inc.

Hadron is a pioneer in MMR technology. Designed to deliver 10 MWe of power, Hadron’s MMR will be smaller, more cost-effective, and faster to deploy than other proposed MMR power solutions. The revolutionary design of Hadron’s MMR allows its reactor vessel, core, and containment shell to be truck transportable, providing a versatile deployment model for end users. Whether powering an artificial intelligence data center, remote community, or an industrial hub, Hadron’s MMR is expected to provide a reliable, safe and scalable nuclear energy solution.

For more information, please visit https://www.hadronenergy.com/

About GigCapital7 Corp.

GigCapital7 Corp. is a Private-to-Public Equity (PPE)™ company, also known as a special purpose acquisition company (SPAC), with a Mentor-Investor™ methodology and a mission to partner with a high technology differentiating company to forge a successful path to the public markets through a business combination. GigCapital7 Corp. aims to partner with an innovative company with exceptional leaders in order to create an industry-leading partnership that will be successful for years to come.

Private-to-Public Equity (PPE)™ and “Mentor-Investor™ are trademarks of GigManagement, LLC, a member entity of GigCapital Global and affiliate of GigCapital7 Corp., used pursuant to agreement.

Forward-Looking Statements

This press release includes certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Hadron’s or GigCapital7’s future financial or operating performance. For example, statements regarding the closing of the business combination, including its anticipated , the listing of the combined company on Nasdaq, the level of potential redemptions by public shareholders of GigCapital, the strategic collaboration between Hadron and Smartland, and any potential deployment of Hadron’s Halo MMR in connection therewith; the development and translation into an operational reactor of the Hadron Halo MMR, and its subsequent construction and performance, including with respect to quality control and safety; Hadron’s anticipated growth and other metrics; the anticipated future demand of energy; the future demand and commercialization of the Hadron Halo MMR; potential relationships or engagements; the outcome of Hadron’s regulatory submissions; and statements regarding the benefits of the business combination between the parties are all forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations thereof or similar terminology.

These forward-looking statements regarding future events and the future results of Hadron and GigCapital7 are based upon estimates and assumptions that, while considered reasonable by Hadron, GigCapital7, and their respective management teams, are inherently uncertain and subject to risks, variability and contingencies, many of which are beyond Hadron’s or GigCapital7’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement or other definitive agreements in connection thereto; the outcome of any legal proceedings that may be instituted against Hadron, GigCapital7 or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the business combination due to the failure to obtain consents and approvals of the shareholders of GigCapital7; failure to obtain financing to complete the business combination or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the business combination or related transactions; changes to the proposed structure of the business combination as a result of applicable laws, regulations or conditions; projections, estimates and forecasts of revenue and other financial and performance metrics; projections about industry trends and market opportunity; expectations relating to the demand for Hadron’s Halo MMR; Hadron’s ability to scale and grow its business; the cash position of Hadron following closing of the business combination; the ability to meet listing standards in connection with, and following, the consummation of the business combination the risk that the business combination disrupts current plans and operations of Hadron as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Hadron to successfully commercialize its Halo MMR, and Hadron’s ability to source and maintain key relationships with management and key employees; costs related to the business combination; changes in applicable laws and regulations; political and economic developments and market volatility; the risk that Hadron does not ever enter into any definitive agreements in connection with commercialization of its technology; the risk that Hadron is pursuing an emerging market; and other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GigCapital7 and/or Hadron, including the registration statement on Form S-4 that Hadron and GigCapital7 filed in connection with the business combination (the “Registration Statement”).

If any of these risks materialize or Hadron’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that Hadron or GigCapital7 do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Hadron or GigCapital7 reflect the expectations, plans or forecasts of future events and views of Hadron and GigCapital7 and speak only as of the date they are made. Neither Hadron nor GigCapital7 undertake any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing Hadron’s or GigCapital7’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Transaction and Where to Find It

The proposed transaction will be submitted to GigCapital7’s shareholders for their consideration and approval. GigCapital7 and Hadron have filed with the SEC the Registration Statement that includes a prospectus relating to the offer of securities to be issued in connection with the business combination and GigCapital7 has filed a final prospectus/definitive proxy statement, to be distributed to GigCapital7’s shareholders in connection with GigCapital7’s solicitation of proxies for the shareholder vote in connection with the proposed business combination and other matters described in the Registration Statement. GigCapital7 is mailing the final prospectus/definitive proxy statement and other relevant documents (the “GigCapital7 Shareholder Materials”) to its shareholders as of the record date established for voting on the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GIGCAPITAL7’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE FINAL PROSPECTUS/DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH GIGCAPITAL7’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT GIGCAPITAL7, HADRON AND THE PROPOSED BUSINESS COMBINATION. Shareholders and other interested parties may obtain a copy of these documents, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION OR ANY INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Hadron, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GIG’s shareholders in connection with the business combination. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 6, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GIG shareholders in connection with the business combination is set forth in the Registration Statement, along with information concerning the interests of Hadron’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of Hadron’s or GigCapital7’s equity holders generally.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the SEC meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Contacts

Hadron Energy Investor Center:

https://www.hadronenergy.com/investor-relations

Hadron Energy Media & Investor Contact:

Samuel Gibson

Chief Executive Officer

sgibson@hadronenergy.com

GigCapital7 Investor Contact:

Christine M. Marshall

Chief Financial Officer

christine@gigcapitalglobal.com